                                                                   EXHIBIT 10.56

                      THE CIT GROUP/ BUSINESS CREDIT, INC.
                       300 South Grand Avenue, Third Floor
                          Los Angeles, California 90071

                                   Dated as of
                                  June 5, 2001

                      Re: Waiver and Amendment Number Three
                    to Financing Agreement and Loan Documents

TWIN LABORATORIES INC.
150 Motor Parkway
Hauppauge, New York 11788

Gentlemen:

Reference is made to the Financing Agreement between The CIT Group/Business Credit, Inc. as lender and agent thereunder ("Agent"), the other lenders party thereto ("Lenders"), and Twin Laboratories Inc. and certain of its subsidiaries, as borrowers thereunder (collectively, the "Companies"), dated as of March 29, 2001, as the same has been amended (the "Financing Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Financing Agreement.

Agent, Lenders and the Companies wish to waive and amend certain provisions of the Loan Documents.

Therefore, pursuant to mutual agreement, it is hereby agreed as follows:

I. Waiver of Sections 6.10(d) and 6.14. Lenders hereby waive the applicability of Sections 6.10(d) and 6.14 with respect to the sale of the capital stock of Advanced Research Press, Inc., a New York corporation ("ARP"), on the terms and conditions previously disclosed to Agent by the Companies. Lenders further agree that upon the effective date of this Waiver and Amendment, all liens, claims and encumbrances of Agent and the Lenders upon the capital stock and assets of ARP shall be released and of no further force and effect, and Agent shall, at the Companies' cost and expense, execute and deliver any and all such lien releases, UCC-1 financing statement termination statements and other instruments and agreements as reasonably requested by the Companies to effect such release of liens, claims and encumbrances.

II. Amendment of Loan Documents to Remove ARP. The Financing Agreement and the other Loan Documents are hereby amended such that ARP is no longer a party thereto, each and every reference to ARP therein is deleted, each reference to the Companies does not include ARP, and ARP is released from all obligations under the Financing Agreement and the other Loan Documents.

IV. Amendment of Definition of "TLI Borrowing Base". The definition of "TLI Borrowing Base" in the Financing Agreement is hereby amended such that clause
(c) thereof is replaced by the following:

            (c) the then aggregate amount available for drawing under the Blechmans Letters of Credit (but not in excess of $15,000,000), taking into account any reductions and partial drawings,

V. Amendment of Section 3.1(a). Section 3.1(a) of the Financing Agreement is hereby amended to delete the last sentence thereof.

VI. Amendment of Section 6.10. Section 6.10 of the Financing Agreement is hereby amended to delete the phrase "without the prior written consent of Agent," at the beginning of such Section.

VII. Amendment of Section 6.11(b). Section 6.11(b) of the Financing Agreement is hereby amended to delete the phrase "without the prior written consent of Agent," at the beginning of such Section.

VIII. Amendment of Section 7.6. Section 7.6 of the Financing Agreement is hereby amended to add the phrase "for the benefit of the Lenders" after the second occurrence of word "Agent" in that Section.

IX. Amendment of Section 12.9. The fourth sentence of Section 12.9 of the Financing Agreement is hereby amended such that the consent of the Agent shall not be required with respect to any assignments by a Lender to an Affiliate or a subsidiary of that Lender.

X. Amendment of Section 13.10. Section 13.10 of the Financing Agreement is hereby amended to add to clause (a)(v)(y) thereof a reference to "Availability Reserve" as a definition which may not be amended without the consent of all Lenders.

XI. Amendment of Section 14.1. Section 14.1 of the Financing Agreement is hereby amended to replace the first sentence thereof with the following:

            Within the Revolving Line of Credit and Availability, the Agent on behalf of the Lenders shall assist each of the Companies in obtaining Letter(s) of Credit in an amount not to exceed the outstanding amount of the Letter of Credit Sub-Line and with an expiration date no later than the Business Day immediately preceding the Anniversary Date.

XII. Confirmation of Guaranties. By execution below, the Companies and the other parties constituting Guarantors (other than ARP) hereby each confirm that each of their respective guaranties executed and delivered in connection with the Financing Agreement remains in full force and effect notwithstanding the execution, delivery and performance by the Companies of this Letter Amendment and the Financing Agreement as amended hereby.

XIII. General Terms.

      1. To the extent any of the terms and provisions of the Financing Agreement and/or the Loan Documents conflict or are inconsistent with the terms hereof, the terms of this Waiver and Amendment shall govern.

      2. The effectiveness of this Waiver and Amendment is conditioned upon receipt by Agent of an executed counterpart of this Waiver and Amendment executed by each Company and Guarantor.

      3. This agreement may be executed in two (2) or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one (1) agreement, and shall become effective when copies hereof which, when taken together, bear the original signatures of each of the parties hereto are delivered to Agent.

      Except as set forth herein no other change in the terms or provisions of the Financing Agreement or any other Loan Document is intended or implied. If the foregoing is in accordance with your understanding, please so indicate by signing and returning the enclosed copy of this Waiver and Amendment.

                                        Very truly yours,

                                        THE CIT GROUP/BUSINESS CREDIT, INC.


                                        By:________________________________

                                        Title:_______________________________

CONGRESS FINANCIAL CORPORATION

By: __________________________
Title:

AGREED:


TWIN LABORATORIES INC.,
a Utah corporation

By: _______________________________
Title:


ADVANCED RESEARCH PRESS, INC.,
a New York corporation

By: _______________________________
Title:


TWINLAB DIRECT, INC.,
a Florida corporation

By: _______________________________
Title:


TWINLAB MAILORDER, INC.,
a  California corporation

By: _______________________________
Title:


HEALTH FACTORS INTERNATIONAL, INC.,
a Delaware corporation

By: _______________________________
Title:


BRONSON LABORATORIES, INC.,
a Delaware corporation

By: _______________________________
Title:

TWINLAB CORPORATION,
a Delaware corporation

By: _______________________________
Title:


TWINLAB FSC INC.,
a Barbados corporation

By: _______________________________
Title: